UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                   May 9, 2003
                ------------------------------------------------
                Date of Report (Date of earliest event reported)



                               FSF Financial Corp.
              -----------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


        Minnesota                        0-24648                41-1783064
----------------------------   ------------------------  -----------------------
(State or other jurisdiction   (Commission File Number)  (IRS Employer
 of incorporation)                                        Identification Number)


201 Main Street South, Hutchinson, MN                               55350-2573
----------------------------------------                          --------------
(Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code:  (320) 234-4500
                                                     --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last Report)

                               FSF FINANCIAL CORP.

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 4.  Changes in Registrant's Certifying Accountant
         ---------------------------------------------

     On May 9, 2003, Larson, Allen, Weishair Company LLP, ("Larson Allen") Certified Public Accountants, resigned as the Registrant's independent auditors, and the Registrant appointed Crowe Chizek and Company LLP as its new independent auditors. The decision to change accountants was approved by the audit committee of the Registrant's Board of Directors.

     Larson Allen's reports on the Registrant's consolidated financial statements for the two fiscal years ended September 30, 2002 did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

     In connection with audits of the two fiscal years ended September 30, 2002 and any subsequent interim period preceding the date hereof, there were no disagreements or reportable events between the Registrant and Larson Allen on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Larson Allen, would have caused them to make a reference to the subject matter of the disagreements or reportable events in connection with their reports.

     Effective May 9, 2003, the Registrant engaged Crowe Chizek as its independent auditors. During the two most recent fiscal years and the subsequent interim period to the date hereof, the Registrant did not consult with Crowe Chizek regarding any of the matters or events set forth in Item 304(a)(2)(i) and
(ii) of Regulation S-K.


Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
         -----------------------------------------------------

         (a)  Not applicable.

         (b)  Not applicable.

         (c)  Exhibits.

         16.1 Letter  of  concurrence  from  Larson  Allen,   Certified   Public
              Accountants, regarding change in certifying accountant

         99.0 Press Release Dated May 9, 2003

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           FSF FINANCIAL CORP.



Date: May 9, 2003                          By: /s/ Richard H. Burgart
                                               ---------------------------------
                                               Richard H. Burgart
                                               Chief Financial Officer